Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE

BioSpecifics
TECHNOLOGIES CORP.

November 2014

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability of the Company; the market potential for the use of XIAFLEX to treat Dupuytren's contracture, including the multicord label expansion, and Peyronie's disease and the likelihood of success of Auxilium's plans for marketing and sales for these indications; the timing of the potential decision on the MAA filed by Sobi; the timing for review of regulatory applications in Japan; the potential use of XIAFLEX to treat uterine fibroids and canine and human lipoma; the timing of the release by Auxilium of top-line data from its Phase 2b study of CCH as a treatment for frozen shoulder; the timing for BioSpecifics' to complete enrollment of the placebo-controlled trial for human lipoma; the timing of Auxilium's decision concerning its development plan for canine lipoma; the potential for CCH to be the first and only FDA-approved nonsurgical therapy for cellulite and frozen shoulder; the results of the ongoing Phase 2a study to evaluate the efficacy of XIAFLEX in Dupuytren's disease nodules; the potential market for, and success of, particular indications; and the projected receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the protection of the Company's intellectual property portfolio; the timing of regulatory filings and action; the receipt of any payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2013, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Corporate Overview

BioSpecifics is a profitable, commercial-stage biopharma company maximizing the potential of collagenase clostridium histolyticum or CCH (XIAFLEX®) for multiple commercial and clinical indications

- XIAFLEX is marketed in the U.S. by strategic partner, Auxilium Pharmaceuticals for Dupuytren's contracture and Peyronie's disease
  - $34.6M in combined U.S. 3Q14 sales
- XIAPEX® (EU trade name for CCH) is marketed in the EU by Sobi for Dupuytren's contracture
- Deep development pipeline for XIAFLEX including lipomas, uterine fibroids, cellulite and frozen shoulder syndrome



stridium histolyticum
onal use
Sterile Diluent

Vast Therapeutic Potential of CCH

- CCH provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation where current treatment options are limited
- BioSpecifics has positive results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- BioSpecifics is currently supporting preclinical research in uterine fibroids and sees strong potential for this indication

†Currently marketed or being tested in the clinic

Marketed Indications for XIAFLEX

	Marketed
Dupuytren's Contracture	*Decision on approval in Japan expected in mid-2015*
Peyronie's Disease	*Decision on approval in EU expected in 1Q15*

Commercial Success for XIAFLEX
Impressive Growth In Both Indications

Total XIAFLEX revenues up 118% in 3Q14 over 3Q13

- XIAFLEX U.S. net revenues for both indications were $34.6M over $15.9M in 3Q13, a 118% increase

U.S. XIAFLEX revenues up 31% in 3Q14 over 2Q14

- Est. 5,863 vials sold in 3Q14 for Dupuytren's contracture; a 16% increase over the same period in 2013
- Est. 5,650 vials shipped in 3Q14 for Peyronie's disease; over ~9,000 vials shipped YTD

XIAFLEX for Dupuytren's Contracture

Definition and Key Complications	▪ Formation of a collagen cord in the hand causing one or more fingers to contract toward the palm ▪ Limits range of motion of the fingers often resulting in physical disability and impaired quality of life
First and Only FDA- and EMA-Approved Nonsurgical Treatment	▪ Also approved in Canada and Australia ▪ Under regulatory review in Japan

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX Label Expansion
sBLA Approved in October 2014

Expanded label allows for treatment of up to two Dupuytren's contracture joints in the same hand during a single office visit

- SDI Health LLC estimates 35 to 40% of annual Dupuytren's contracture surgeries in U.S. are performed to treat two or more cords concurrently
- Based on positive top-line data from Phase 3b MULTICORD study of XIAFLEX. Results showed:
  - Concurrent injections reduced total fixed flexion contracture by average of 74.4% and improved total range of motion by average of 66.6 degrees
  - Comparable improvement and adverse events as single injection
- New expanded label allows added flexibility in scheduling of finger extension procedure from 24 to up to 72 hours

Source: Auxilium Pharmaceuticals, Inc.

Dupuytren's Contracture Commercial Opportunity

Focus on Consistent U.S. Sales Growth	▪ 300K patients diagnosed annually ▪ 32% market share YTD among all procedures
Expansion in New Markets and Patient Subpopulations	▪ Good sales momentum by Sobi within European markets ▪ Asahi Kasei submitted regulatory application in Japan with a decision on approval expected by mid-2015 ▪ Ongoing Phase 2a study to evaluate efficacy of XIAFLEX in Dupuytren's disease nodules

XIAFLEX for Peyronie's Disease

Definition & Key Complications

- Excess of inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse
- Potential loss of self-esteem and depression for patients and partners

First and Only FDA-Approved PD Treatment

- Sobi filed MAA to the EMA
- Decision on approval expected in 1Q15

Source: Auxilium Pharmaceuticals, Inc.

Pre-treatment:



Post-treatment:



Peyronie's Disease Commercial Opportunity

U.S. Market Opportunity	- 95K patients* diagnosed in 2013 but believed to be underdiagnosed - Up to eight injections (four treatment cycles of two injections) in-office

Focus on Patient Access and Market Expansion	- Auxilium Advantage™ - assists patients and providers in accessing XIAFLEX
	  - Providers: facilitates insurance coverage research and verification, patient copayments, and drug acquisition through specialty channels
	  - Patients: provides financial assistance for qualified patients
	- "Ask about the Curve" - launched to encourage patient awareness

**Source: Auxilium Pharmaceuticals, Inc.*

Commercial Progress

- Focused, disciplined initial product rollout
  - 5,000-6,500 patients receive invasive treatment for Peyronie's disease each year (plication, grafting, prosthesis surgery or verapamil injections)
  - ~400 urologists account for 90% of PD surgeries
- REMS certification of urologists

1,450 Total Physicians Certified

- Est. 9,000 total product vials shipped to physicians since launch

598 in 1Q14	**2,752** in 2Q14	**5,650** in 3Q14

All numbers are estimates as of September 30, 2014

Source: Auxilium Pharmaceuticals, Inc.

Commercial Progress (Cont.)

- Reimbursement approval by payers (Auxilium Advantage)
  - All eight Medicare beneficiaries confirmed coverage at policy level; 29 major commercial health plans have approved patients for treatment
  - Listed as 'medically necessary' in Clinical Policy Bulletin, when administered under REMS program by Aetna
  - Covered benefit of the Veterans Administration and of TRICARE, the healthcare program of the U.S. Military
  - **5,150** patients submitted to the Auxilium Advantage program for payer reimbursement for treatment

All numbers as of September 30, 2014

XIAFLEX Pipeline Programs

Indications	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder	*Top-line data in 1Q15* → (through Phase 2)				
Canine Lipoma	*Auxilium to determine development plan* → (through Phase 2)				
*Human Lipoma	*Complete enrollment in Phase 2 in 1Q15* → (through Phase 2)				
Cellulite	*Initiation of Phase 2b in 2Q15* → (into Phase 2)				
*Uterine Fibroids	*Ongoing Studies* → (Preclinical)				

*BioSpecifics-managed development program

CCH for Lipomas
Clinical Phase 2 Opt-In Study Managed by BioSpecifics

Definition	▪ Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	▪ Primary diagnosis in 575,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Enrollment of Phase 2 Opt-In Clinical Study to be Completed in 1Q15	▪ Randomized, double-blind study of CCH for lipoma in 20 patients with ≥ 2 benign lipomas of similar size ▪ Patient acts as treated and control group; CCH in one lipoma, placebo in another ▪ Primary endpoint: reduction in measureable surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results in Humans Reported in January 2014

Open label, dose escalation Phase 2 trial for humans with benign subcutaneous lipomas showed:

- Statistically significant (p<0.0001) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area
- 75% of patients in highest dose group achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Lipomas in Canines
Auxilium to Manage Development Program

Key Complications	- Encapsulated deposits of benign fatty tumors can cause seriously restrict motion in older dogs
Potential to be Only Approved Nonsurgical Therapy	- Most frequently elected treatment is surgery, which can be risky due to the use of general anesthesia (especially for older dogs)
U.S. Market Opportunity	- 1.7M dogs affected; 25 surgeries per vet performed (est.) annually - Based on a survey of 77 participants, an average vet performs ~25 lipoma excisions each year for $530 each procedure
$500K Opt-In Payment to BioSpecifics	- On November 5, 2014, Auxilium exercised its option to expand its rights to CCH to include canine lipomas - Auxilium to pay BioSpecifics $500,000 as an opt-in payment

Opt-In Decision Based on Chien-804:
Encouraging Placebo-Controlled, Phase 2 CCH Trial

- Randomized trial conducted in canines with benign subcutaneous lipomas.
- Study did not meet primary endpoint but demonstrated benefit in secondary measures:
  - Responder analysis:
    - Visible surface area as measured by caliper decreased by 50% or more in 45.0% (9/20) of CCH-treated dogs versus 0% (0/17) of placebo-treated dogs, in the as-treated population (p=0.0015)
  - Post-treatment difference:
    - Percent change at 90 days in mean visible surface area as measured by caliper of -44.12% in the as-treated population versus 4.0% in the placebo group (p=0.006).
  - Questionnaire showed 70.0% satisfaction among pet owners with the results of CCH treatment versus 23.6% satisfaction with the placebo results, in the as-treated population (p= 0.0027)

CCH for Uterine Fibroids

New Study Results Reported in October 2014

Definition & Key Complications	▪ Benign tumors ▪ Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination
Potential to be Nonsurgical Therapy Option	▪ Primary indication for hysterectomy in U.S., accounting for between 33% to more than 40% of hysterectomies each year.
U.S. Market Opportunity	▪ ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Estimated cost to economy is ~$34.4B annually
Preclinical Studies Ongoing	▪ BioSpecifics is supporting preclinical development with Duke Medicine ▪ Studies indicate that highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments


Complex Shear Modulus G* [Pa]
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

CCH for Frozen Shoulder Syndrome

Top-line Data from Phase 2b Study Expected in 1Q15



Definition and Key Complications	- Inflammation and thickening of shoulder capsule due to collagen accumulation - Limits range of motion of shoulder
Potential to be Only Approved Nonsurgical Therapy	- Common available treatment option is manipulation - Painful and requires general anesthesia
Market Opportunity	- Affects 20-50M people (est.) worldwide - 700K patients visit doctor for condition (est.) in the U.S. annually
Top-line Data from Phase 2b Study Expected in 1Q15	- Double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder - Randomized 3:1 to receive CCH or placebo and will receive up to 3 ultrasound-guided injections of study drug - ~300 patients at 35 sites in the U.S. and Australia - on track for data in 1Q15

Source: Auxilium Pharmaceuticals, Inc.

Statistically Significant CCH Dose Response in Phase 2a Study



60
50
40
30
20
10
0
Change from Baseline (Degrees)
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
CCH

- Statistically significant improvements in both the 0.58 mg(1mL) and 0.58 mg(2mL) cohorts over baseline scores vs. the exercise-only group:
  - In forward flexion ($p<0.05$)
  - In pain and function ($p<0.05$)
- Treatment-related AEs were consistent with CCH use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related SAEs reported

Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Positive Phase 2a Top-line Results Reported in 3Q14

Definition	▪ Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Top-line Results Reported from Phase 2a Study in 3Q14	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ Enrolled 150 women, age 18-45 in the U.S. ▪ Patients received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) ▪ Each treatment cycle will be 21 days apart ▪ Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source of data: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Initiation of Phase 2b Study Expected in 2Q15

Top-line Data from Phase 2a Study

- Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source of data: Auxilium Pharmaceuticals, Inc.

Auxilium Partnership for Development and Commercialization of CCH

>$48M Received from Auxilium	▪ $48M received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2014
Future Payments Due to BioSpecifics from Auxilium	▪ Low double digit royalties as % of net sales by Auxilium ▪ Additional mark-up on COGS ▪ Modest milestones for additional indications and regulatory submissions and approval worldwide
Auxilium Opt-In Rights	▪ Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from AUXL Partnerships	▪ Auxilium partnered with Sobi (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights

- Vast opportunity for growth in revenues from XIAFLEX sales and approval of CCH in new indications
- Strong Intellectual Property Portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Orphan Drug protection in U.S. until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** Auxilium has 7 years of Orphan Drug protection in U.S. for XIAFLEX until 2020; Drug product composition patent until 2028
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Removal of adipose tissue
      - Frozen shoulder syndrome
- Lean Corporate Structure with Five Full-time Employees
- Approved Stock Buy-Back Program

Consistently Profitable Annually
3Q14 Financial Highlights

	For the quarter ended		For the year ended	
	09/30/14		12/31/13	
	(unaudited)		(unaudited)	
Cash and equivalents, short term investments	$	17,500,003	$	12,591,825
Income Statement				
Revenues	$	4,012,787	$	14,467,240
Other income		8,121		26,202
Costs and expenses		(2,122,379)		(6,522,779)
Provision for income taxes		(735,737)		(2,684,816)
Net income	**$**	**1,394,763**	**$**	**5,285,847**
Net income per basic share	$	0.21	$	0.83
Net income per diluted share	$	0.20	$	0.76
Shares used in computation of basic net income		6,489,758		6,345,615
Shares used in computation of diluted net income		7,059,063		6,922,274

Anticipated Upcoming Milestones

Upcoming Milestones	
*Human Lipomas	❑ Complete enrollment in Phase 2 placebo-controlled opt-in trial in 1Q15
Canine Lipomas	❑ Auxilium to determine development path
*Uterine Fibroids	❑ Ongoing pre-clinical studies; refine development plan
Dupuytren's Contracture	❑ Decision on approval by PMDA in Japan expected by mid-2015
Peyronie's Disease	❑ Decision on approval by EMA expected in 1Q15
Frozen Shoulder	❑ Announce Phase 2b top-line data in 1Q15
Cellulite	❑ Initiate Phase 2b trial in 2Q15

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

November 2014